Filed Pursuant to Rule 497(e)
File Nos. 333-195493; 811-22961
Supplement dated October 30, 2025 to each Prospectus and
Statement of Additional Information (“SAI”)

Bushido Capital US Equity ETF (SMRI)
dated November 30, 2024, as previously supplemented

Bushido Capital US SMID Cap Equity ETF (RNIN)
dated April 10, 2025

(each, a “Fund”)

Effective November 3, 2025, PINE Distributors LLC (“PINE” or the “Distributor”) will replace Quasar Distributors, LLC as each Fund’s distributor, and all references to a Fund’s current distributor in the Prospectus and SAI will refer to PINE. PINE’s principal address is 501 S. Cherry Street, Suite 610, Denver, Colorado 80246. PINE is not affiliated with a Fund or its investment adviser or sub-adviser.

Please retain this Supplement with your Prospectus and SAI for future reference.